                                                                   Exhibit 10.18


                        "TERMS OF INSTRUMENT - PART 2"


             THIS IS A LEASE made as of the 1st day of April, 1994

               IN PURSUANCE OF THE LAND TRANSFER FROM ACT PART 2


                                   BETWEEN:

                          WESTERN IMMO HOLDINGS INC.
                             1967 West 1st Avenue,
                            Vancouver, B.C. V6J 1G7
                      (hereinafter called the "Landlord")

                               OF THE FIRST PART
                                     AND:
                        WESTBEACH SNOWBOARD CANADA LTD.
                             1766 West 4th Avenue
                                Vancouver, B.C.
                                    V6J 1M1
                       (hereinafter called the "Tenant")

                              OF THE SECOND PART


                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

1.01   Defined Terms
       -------------

       In this Lease

       "Building" means collectively the Land and all buildings, structures, facilities and other improvements erected on the Land;

       "Eligible Corporation" means a corporation which controls or is controlled by or under common control with the Tenant, where to control means to own beneficially either directly or indirectly more than fifty (50%) percent of the voting shares of a corporation;

       "HVAC Costs" means the cost of heating, ventilating and air-conditioning the Building and includes but is not limited to cost of fuel, electricity, operation of air distribution and cooling equipment, labour, materials, repairs, maintenance, service and other such costs;

          "Land" means the Land described in Schedule "A";

          "Lease Year" means a period of twelve (12) consecutive calendar months during the Term ending on the last day of the financial year of the Landlord excepting that:

     (a) the first Lease Year during the Term begins on the first day of the Term and ends on the last day of the financial year of the Landlord in which the first day of the Term occurs, and may be a period less than twelve (12) consecutive calendar months,

     (b) the last Lease Year during the Term begins on the first day of the financial year of the Landlord during which the last day of the Term occurs and end on the last day of the Term, and may be a period less than twelve (12) consecutive calendar months, and

     (c) if the Landlord changes its financial year and gives notice to the Tenant of the first and last days of the new financial year, the period between the last day of the old financial year and the last day of the new financial year will be a Lease Year and will be a period less than twelve (12) consecutive calendar months, and the next Lease Year will continue consecutively;

          "Mortgage" means a mortgage or charge (including a deed of trust and mortgage securing bonds and all other indentures supplemental thereto) of the reversion immediately expectant on the Term, and includes all renewals, modifications, consolidations, replacements and extensions thereof;

          "Mortgagee" means the mortgagee or trustee for bondholders, as the case may be, named in a Mortgage;

          "Operating Costs" means the sum (without duplication) of all costs of the Landlord of operating and maintaining in good repair the Building including but not limited to the total costs of:

     (a) insuring the Building ________ pursuant to the covenants of the Landlord contained in this Lease, and such other insurance as the Landlord effects against public liability, property damage, loss of rental income and other casualties and risks; HVAC Costs, ___________ _______________________ cleaning, including snow removal, garbage and waste collection and disposal; lighting, electricity (including that used for signs), public utilities; fees and other remuneration payable to firms for provision of operating, maintenance, property management, legal and accounting services and if such services are performed by individuals in the employ of the Landlord, they shall include other remuneration including contributions to usual fringe benefits, unemployment insurance and pension plans; the cost to the Landlord of building supplies and the rental equipment used by the Landlord in the maintenance and operating services; and depreciation (computed by the Landlord in accordance with accounting principles generally accepted in the Province of British Columbia) of fixtures and equipment which by their nature require periodic replacement, but excluding buildings and structures and permanent parts thereof,

     (b) repair and maintenance of the Building and repair, maintenance and necessary replacement of all fixtures, fittings and improvements contained therein, including periodic painting and decorations as determined by the Landlord, with due diligence and dispatch, reasonable wear and tear only excepted;

     (c) maintaining and operating the area occupied by a central heating or cooling system or any other service or facility used to heat or cool the Premises or other parts of the Building;

     (d) the amount of all taxes, rates, duties, levies and assessments whatsoever, whether municipal, provincial, federal or otherwise, assessed upon the Landlord on account of the capital of the Landlord as such amount is reasonably allocated by the Landlord to the Building based upon the Landlord's determination of the fair market value thereof in proportion to the fair market value of all of the assets of the Landlord within the applicable jurisdiction with capital deemed to include the amounts of the capital stock, retained earnings, contributed and other surpluses and all loans, advances, indebtedness and other liabilities, whether secured or unsecured, of the Landlord and all taxes which may in the future be levied in lieu of the foregoing but excluding income or profits taxes upon the income of the Landlord and excluding taxes upon the capital of the Landlord to the extent that such taxes are credited against the Landlord's income tax liability provided that such excluded taxes are not levied in lieu of the foregoing,

          "Premises" means the premises leased to the Tenant by this Lease and described in Section 3.01:

          "Tenant's Proportionate Share" where applied to an amount of money referable to a period of time and where expressed to be payable for a Lease Year means: One Hundred (100%) percent of such amount.

          "Term" means the term of this Lease as stipulated in section 3.02;

          "Unavoidable Delay" means a delay in performance of an act or compliance with a covenant caused by fire, inability to procure material, restrictive laws or governmental regulations or other cause of any kind beyond the reasonable control of the party obligated to perform or comply, excepting a delay caused by lack of funds or other financial reason.

                                  ARTICLE II

                   STRUCTURE OF DOCUMENTS AND INTERPRETATION
                   -----------------------------------------

2.01   Schedules
       ---------

       The schedules to this document are a part of this Lease and consist of:

       Schedule A - Description of Land

2.02   Number and Gender
       -----------------

       The necessary grammatical changes required to make the provision of this Lease apply in the plural sense where the Tenant comprises more than one entity and to corporations, associations, partnerships, or individuals, males or females, in all cases will be assumed as though in each case fully expressed.

2.03   Headings and Captions
       ---------------------

       The table of contents, article numbers, article headings, section numbers and section headings are inserted for convenience of reference only and are not to be considered when interpreting this Lease.

2.04   Obligations as Covenants
       ------------------------

       Each obligation of the Landlord or the Tenant expressed in this Lease even though not expressed as a covenant, is considered to be a covenant for all purposes.

2.05   Entire Agreement
       ----------------

       This Lease contains all the representations, warranties, covenants, agreements, conditions and understandings between the Landlord and the Tenant concerning the Premises or the subject matter of this Lease

2.05   Governing Law
       -------------

       This Lease shall be interpreted under and is governed by the laws of the Province of British Columbia.

2.06   Net Lease
       ---------

       The Tenant acknowledges and agrees that it is intended that this Lease shall be a completely carefree net lease for the Landlord, except as expressly hereinafter set out, and the Landlord shall not be responsible during the Term for any costs, taxes, charges, expenses or outlays of any nature whatsoever arising from or relating to the Premises or the contents thereof, and the Tenant shall pay all charges, impositions, costs and expenses of every nature and kind relating to the Premises and all costs, taxes, charges, expenses and outlays of every nature and kind relating to the Building and the Land unless expressly excluded herein, and the Tenant covenants with the Landlord accordingly.


                                  ARTICLE III

                    PREMISES, TERM, RENT AND ADDITIONAL RENT
                    ----------------------------------------


3.01   The Premises
       ------------

       The Landlord leases to the Tenant for the Term the Premises, which includes the Land and Building.

3.02   The Term
       --------

       The Term of this Lease is for FIVE (5) YEARS commencing on the 1st day of April, 1994 and terminating on the 31st day of March, 1999.

3.03   Minimum Rent
       ------------

       The Tenant will pay to the Landlord, at the office of the Landlord or at such other place in Canada as the Landlord designates from time to time in writing, in lawful money of Canada and without deduction or set-off, on the first day of each month, monthly in advance, the following fixed minimum rent:

April 1, 1994 to March 31, 1996 - $4,166.00 each consecutive month; April 1, 1996 to March 31, 1997 - $4,666.00 each consecutive month April 1, 1997 to March 31, 1999 - $6,001.00 each consecutive month

3.04 - N/A

3.05    Additional Rent and Charges
        ---------------------------

(1) In each Lease Year the Tenant will pay to the Landlord as additional rent:

   (a) the Tenant's Proportionate Share of the Operating Costs for the corresponding financial year of the Landlord,

   (b) municipal realty taxes (including school taxes) attributable to the Premises,

   (c)  the EVAC Cost attributable to the Premises, and

   (d) all other sums of money required under this Lease to be paid to the Landlord by the Tenant whether or not designated as "additional rent."

(2) In each Lease Year the Tenant will pay as additional rent and discharge when they become due and payable, all taxes, rates, duties and assessments and other charges that may be levied, rated, charged or assessed against improvements, equipment and facilities of the Tenant on the Premises, and every tax and licence fee in respect of every business conducted on or from the Premises or in respect of their use or occupancy by the Tenant (and any and every assignee, subtenant, concessionaire, licensee and other person conducting business on or from the Premises), other than such taxes as corporate, income, profits or excess profits taxes assessed upon the income of the Landlord, whether the taxes, rates, duties, assessments and license fees are charged by a municipal, parliamentary, school or other body. The Tenant will indemnify and keep indemnified the Landlord against payment for all loss, costs, charges and expenses arising from all the taxes, rates, duties, assessments and licence fees referred to and all taxes which may in future be levied in lieu of those taxes, and any loss, costs, charges and expenses suffered by the Landlord may be recovered by the Landlord in the same manner as rent hereby reserved and in arrears. Upon request of the Landlord the Tenant will deliver promptly to the Landlord for inspection receipts for payment of all taxes, rates, duties, assessments and other charges in respect of all improvements, equipment and facilities of the Tenant on the Premises which were due and payable up to one
(1) year prior to the request, and will deliver to the Landlord if requested by the Landlord, evidence satisfactory to the

Landlord before the 21st day of January in each year of payments for the preceding calendar year.

(3) If any of the amounts referred to in subsections (1) and (2) is not paid at the time provided in this Lease, it will be collectible as rent with the next instalment of rent falling due, but nothing in this Lease suspends or delays the payment of any amount of money when it becomes due and payable, or limits any other remedy of the Landlord.

3.06    Payment of Additional Rent and Charges
        --------------------------------------

        Whenever the Tenant is to pay in a Lease Year the Tenant's Proportionate Share of an amount of money referable to a period of time wholly or partly within the Lease Year the Landlord will estimate the Tenant's Proportionate Share of the amount before the beginning of the Lease Year and the Tenant will pay to the Landlord the Tenant's Proportionate Share of the amount in monthly instalments in advance during the Lease Year with the other rental payments provided for in this Lease. Within sixty (60) days after the end of each Lease Year the Landlord will make a final determination of the Tenant's Proportionate Share of the amount for the Lease Year, and will furnish the Tenant with a statement of the Operating Costs and HVAC Costs attributable to the Premises for the relevant financial year or years of the Landlord, the municipal realty taxes attributable to the Premises for the relevant calendar year or years and all other amounts referred to in section 3.05(1) paid or payable for any relevant period and in each case the amount thereof payable by the Tenant relating to the Lease Year and showing in reasonable detail the information necessary for the determination of the costs and the calculation of the Tenant's Proportionate Share of the amount. If the Tenant's Proportionate Share of the amount exceeds the sum of the instalments paid by the Tenant, the Tenant shall pay to the Landlord as additional rent within thirty (30) days after the date of delivery of the statement by the Landlord the excess without interest or, if the sum of the monthly instalments paid by the Tenant during the preceding Lease Year exceeds the Tenant's Proportionate Share of the amount, the Landlord will deliver to the Tenant within thirty (30) days after the date of delivery of the statement by the Landlord, the excess without interest.

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                                      -9-

3.07      Post Dated Cheques
          ------------------

          If the Landlord so requests, the Tenant shall provide post-dated cheques in payment of rent and additional rent for such period as the Lessor may request, by way of a series of post-dated cheques to be delivered to the Landlord.

3.08      Goods and Services Tax
          ----------------------

          The Tenant will pay to the Landlord or to the Federal, Provincial and Municipal authorities imposing the same, as required by law, all Goods and Services Tax and other taxes by whatever name called assessed upon or as a direct result of the payment of rent or any other amounts payable under this Lease as often as such taxes become due. Without limiting the foregoing, if the Department of National Revenue issues an assessment claiming that the Landlord has failed to pay all Goods and Services Tax imposed under the Excise Tax Act (as amended from time to time and legislation in substitution therefor) in respect of any amounts payable by the Tenant under this Lease, the Tenant will immediately pay the amount of such assessment and hold the Landlord harmless from all liability arising from such assessment.

Article IV - Deleted  - Records, Books and Audits
                        -------------------------

                                  ARTICLE V

                                  ARTICLE VI

                             COVENANT TO PAY RENT
                             --------------------

6.01      The Covenant
          ------------

          The Tenant covenants to pay rent and all other costs and charges as herein provided.

                                  ARTICLE VII

                                USE OF PREMISES
                                ---------------

7.01      Purpose of Use
          --------------

          The Premises will not be used for any purpose other than the purpose of conducting the business of sporting goods - retail and wholesale and workshop office use and warehousing and the Tenant will not use the Premises or permit them to be used for any other purpose. Without limitation, none of the following businesses or methods of doing business will be conducted on or from the
Premises:

     (b) a special sale other than one incidental to the normal routine of the Tenant's business upon the Premises with its regular customers,

     (c) a store for the sale of second-hand goods or surplus articles, insurance, salvage stock, fire-sale or bankruptcy stock,

     (e) an operation in any line of merchandise which makes a practice of unethical or deceptive advertising or selling procedures.

     (f)  sleeping apartments or lodging rooms, or

     (g)  an unlawful purpose.

7.02      Conduct of Business
          -------------------

          The Tenant will conduct its business in and use the whole of the Premises continuously throughout the Term in an up-to-date, first class and reputable manner.

7.03    Furniture, Furnishing, Equipment and Fixtures not to be removed
        ---------------------------------------------------------------

        The Tenant's furniture, furnishing and equipment and fixtures shall not be removed from the Leased Premises, except in the normal course of business carried on upon the Leased Premises, until all Rent due or to become due during the entire Term of the Lease have been paid in full.



                                 ARTICLE VIII

                              USE OF COMMON AREAS
                              -------------------

                                    Deleted

                                  ARTICLE IX

                                    REPAIR
                                    ------


9.01    Repair by the Landlord
        ----------------------

        Subject to Section 9.03, the Landlord will maintain and repair damage to the foundations and structure of the Building caused by reasonable wear and tear and by settling due to improper construction of the Building, provided that such structural damage shall not be caused by the Tenant, its employees, agents, servants or independent contractors.

9.02    Repair by Tenant
        ----------------

        The Tenant will:

a) keep in good and substantial state of repair, normal wear and tear excluded and subject to 9.01 and 9.03 hereof, the Building including all leasehold improvements and all trade fixtures therein, exterior doors, all glass and utilities and all heating, air conditioning and ventilating equipment therein, but with the exception of structural elements of the Building;

    (b) permit the Landlord to enter and view the state of repair on reasonable notice except during any emergency when notice will not be required and will repair according to notice in writing as required by clause (a), subject only to the exception referred to in clause (a), and will leave the Premises in a good and substantial state of repair ________________ _____________ subject only to the exception referred to in clause (a), and

    (c) if part of the Building _________________________ becomes in disrepair, is damaged or destroyed through the negligence of the Tenant or its officers, employees, customers or other invitees, reimburse the Landlord the cost of repairs or replacements promptly upon demand except to the extent that the Landlord is indemnified by insurance.

9.03     Abatement of Rent
         -----------------

         If there is damage to the Premises or damage to the Building __________ which prevents access to the Premises or the supply of services essential to the Premises and if the damage is such that the Premises or a substantial part of the Premises is rendered not reasonably capable of use by the Tenant for the conduct of its business for a period of time exceeding ten (10) days,

    (a) unless the damage was caused by the negligence of the Tenant or an assignee, subtenant, concessionaire, licensee or other person conducting business on or from the Premises or an officer, employee, customer or other invitee of any of them, the fixed minimum rent payable under Section 3.03 for the period beginning upon the occurrence of the damage until at least a substantial part of the Premises is again reasonably capable of use and occupancy for the purpose aforesaid will abate in the proportion that the area of the part of the Premises rendered not reasonably capable of use by the Tenant for the conduct of its business bears to the total area of the Premises; and

    (b) unless this Lease is terminated under Section 9.04, the Landlord or the Tenant or both, as the case may be (according to the nature of the damage and their respective obligations to repair under Sections

9.01 and 9.02) will repair the damage with all reasonable diligence, but there shall be no abatement for time required to repair or replace Tenant's trade fixtures and leashold improvements which is in excess of the time required to make other necessary repairs and replacements.

9.04      Destruction of Premises
          -----------------------

(1) If the Premises and Building are so damaged by fire or other casualty that the Landlord decides not to restore them, the Landlord shall within sixty
(60) days after the damage occurs give to the Tenant a notice in writing of such decision, and thereupon the Term of this Lease shall end, and the Tenant shall vacate the Premises and surrender them to the landlord.

(2) If this Lease is terminated under subsection: (1) neither the Landlord nor the Tenant will be bound to repair as provided in Sections 9.01 and 9.02, and the Tenant will deliver up possession of the Premises to the Landlord with reasonable speed but in any event within fifteen (15) days after the giving of the notice of termination, and all rent will be apportioned and paid to the date, but otherwise the Landlord or the Tenant or both, as the case may be (according to the nature of the damage and the respective obligations to repair) under Sections 9.01 and 9.02 will repair the damage with all reasonable diligence.

                                   ARTICLE X

                       UTILITIES AND SERVICES - PREMISES
                       ---------------------------------

10.01     Utility and Service Charges
          ---------------------------

          The Tenant is solely responsible for and will promptly pay all charges for water, gas, electricity, janitor service, window cleaning, and any other utility or service used on the Premises. The Landlord will not be liable to the Tenant in damages or otherwise for an interruption or failure in the supply of utilities or services to the Premises unless caused by the negligence of the Landlord or another person for whose negligence the Landlord is responsible in law.

10.02     Tenant not to Overload Utility and Service Facilities
          -----------------------------------------------------

          The Tenant will not install equipment that will exceed or overload the capacity of utility facilities and agrees that if equipment installed by the Tenant requires additional facilities, they will be installed at the Tenant's expense in accordance with plans and specifications reasonably approved by the Landlord prior to installation.

                                  ARTICLE XI

SUBORDINATION, ATTORNMENT AND STATUS STATEMENT BY TENANT
--------------------------------------------------------

11.01     Subordination and Attornment
          ----------------------------

          The Tenant will subordinate this Lease to every mortgage that hereafter affects the Land and execute promptly a document in confirmation of the subordination if requested by the Landlord in which the Tenant also will agree with the mortgagee that if the mortgagee becomes a mortgagee in possession or takes action to realize the security of the mortgage the Tenant will attorn to the mortgagee as a tenant upon all the terms of this Lease, but only if the mortgagee agrees in writing to accept the attornment and permit the Tenant to continue in occupation of the Premises until this Lease is terminated by the passage of time or by action taken because of a default of the Tenant. If the Tenant fails to execute the documents of confirmation or attornment requested by the Landlord the Landlord may terminate this Lease after the expiration of ten (10) days' notice of its intention to do so because of the Tenant's failure unless within the ten (10) day period the Tenant executes the documents.

11.02     Status Statement
          ----------------

          At any time or times at reasonable intervals within fifteen (15) days after a written request by the Landlord the Tenant will execute, acknowledge and deliver to the Landlord or such assignee or mortgagee as the Landlord designates, a certificate stating:

     (a) that this Lease is unmodified and in force and effect and in accordance with its terms (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements, or if this Lease is not in force and effect, that it is not),

     (b)  the date to which rental has been paid under this Lease,

     (c) whether or not there is an existing default by the Tenant in the payment of rent or any other sum of money under this Lease, and whether or not there is any other existing default by either party under this Lease with respect to which a notice of default has been served, and if there is such a default specifying its nature and extent, and

     (d) whether or not there are any set-offs, defences or counterclaims against the enforcement of the obligations to be performed by the Tenant under this Lease.

                                  ARTICLE XII

                            INSURANCE AND INDEMNITY
                            -----------------------

12.01     Insurance
          ---------

          The Tenant will take out and keep in force throughout the Term and during such other time as the Tenant occupies the Premises or part thereof all risk direct damage insurance upon its merchandise, stock-in-trade, furniture, plate glass, fixtures and improvements and all parts of the Premises which the Tenant is obligated to keep in repair under Section 9.02 to the full replacement Value thereof, and broad boiler insurance on any boilers in the Premises. The Tenant will take out and maintain other insurance in amounts and upon terms reasonable for a prudent tenant to provide, as determined by the Landlord.

12.02     Comprehensive General Liability Insurance
          -----------------------------------------

          The Tenant will take out and keep in force throughout the Term comprehensive general liability insurance against claims for personal injury, death or property damage or loss arising out of all operations of the Tenant and subtenants, concessionaires, licensees and other persons conducting business on or from the Premises, indemnifying and protecting the Landlord and the Tenant to a limit of two million ($2,000,000.00) dollars inclusive, or such additional amount as would be carried by a prudent owner.

12.03     The Insureds
          ------------

          Each insurance policy referred to in sections 12.01 and 12.02 will name the Landlord and the persons, firms or corporations designated by the Landlord as additional named insureds as their interest may appear, will contain if available and as appropriate a waiver of rights of subrogation against the Landlord and the Tenant or a cross-liability clause protecting the Landlord and other insureds designated by it against claims by the Tenant as if the Landlord and other insureds designated by it were separately insured, and protecting the Tenant against claims by the Landlord and other insureds by it as if the Tenant were separately insured, and will contain a clause that the insurer will not cancel or change or refuse to renew the insurance without first giving the Landlord thirty (30) days' prior written notice. All policies of insurance will be with insurers acceptable to the Landlord and in form satisfactory to the Landlord, and the Tenant will see that there is delivered to the Landlord copies or certificates of the policies. And will provide written evidence of the continuation of such policies not less than ten (10) days prior to their expected expiry dates. If the Tenant fails to take out or keep in force any policy of insurance referred to in sections 12.01 and 12.02 the Landlord may do so and pay the premium, and in that event the Tenant will pay the premium, and in that event the Tenant will pay to the Landlord the amount so paid as premium as additional rent and it will be due and payable on the first day of the month following the payment by the Landlord.

12.04     Landlord's Insurance
          --------------------

          The Landlord will take out and keep in force throughout the Term all risks direct damage insurance on the buildings and improvements comprised in the Building but which may exclude foundations and the improvements upon which the Tenant is obliged to take out insurance under section 12.01, with responsible insurance companies and in an amount such as would be carried by a prudent owner, and the cost of the insurance will be included in Operating Costs. Each insurance policy referred to in this section will contain, if available, a waiver of the right of subrogation against the Tenant to the extent only of that part of a claim against the Tenant in excess of the amount of comprehensive general liability insurance which the Tenant is required to take out and keep in force.

12.06     Increase in Landlord's Insurance Premiums
          -----------------------------------------

(1) The Tenant agrees that nothing will be done, omitted to be done, kept, used, sold or offered for sale on or from the Premises that may contravene any of the Landlord's policies insuring any part of the Building___________ or which will prevent the Landlord from procuring policies with companies acceptable to the Landlord. The Tenant will pay all increases in premiums for all risks direct damage insurance, and broad boiler insurance, including repair or replacement and rental income coverages and such other insurance as is customary for prudent owners of property similar to the Building__________ to carry against loss of or damage to the Building___________ liability arising therefrom that may be charged during the Term for insurance carried by the Landlord insuring any part of the Building____________ resulting from the type of merchandise sold on or from the Premises or anything done or kept thereon or any use to which they may be put, whether or not the Landlord has consented to them. In determining whether increased premiums are the result of the use of the Premises a schedule issued by the organization making the insurance rate on the Premises showing the various components of the rate will be conclusive evidence of the several items and charges which make up the fire insurance rate on the Premises.

(2) If the occupancy or use of the Premises causes an increase of Premium for any of the policies insuring the Premises or any part of the Building________ above the rate for the least hazardous type of use or occupancy legally permitted in the Premises, the Tenant will pay the amount of the increase. The Tenant will also pay in that event any additional premium for rental income insurance carried by the Landlord for its protection against rent loss through an insured risk. Bills for the increases and additional payments may be rendered by the Landlord to the Tenant when the Landlord elects, and will be due and payable by the Tenant when rendered, and the amount thereof will be paid as additional rent.

12.07     Cancellation of Insurance
          -------------------------

If an insurance policy upon part of the Building_______ is cancelled or threatened by the insurer to be cancelled, or the coverage thereunder reduced or threatened to be reduced by the insurer because of the use and occupation of the Premises, and if the Tenant fails to remedy the condition giving rise to cancellation, threatened cancellation, reduction or threatened reduction of coverage within forty-eight (48) hours after notice thereof by the Landlord, the Landlord may either:

     (a)  re-enter the Premises whereupon Article XVIII will apply, or

     (b) enter the Premises and remedy the condition giving rise to the cancellation or reduction or threatened cancellation or reduction, and the Tenant will pay to the Landlord the cost thereof on demand as additional rent, and the Landlord will not be liable for damage or injury caused to property of the Tenant or others located on the Premises as a result or the entry.

12.08     Indemnification of the Landlord
          -------------------------------

          Except to the extent that the loss of life, personal injury or damage to property referred to in this sentence is caused by the negligence of the Landlord or another person for whose negligence the Landlord is responsible in law, the Tenant will indemnify the Landlord and save it harmless from and against any and all claims, actions, damages, liability and expenses in connection with loss of life, personal injury or damage to property arising from any occurrence on the Premises or the occupancy or use of the Premises or occasioned wholly or in part by an act or omission of the Tenant, its officers employees, agents, customers, contractors or other invitees, licensees or concessionaires or by anyone permitted by the Tenant to be on the Premises. In case the Landlord, without actual (as opposed to merely vicarious) fault on its part, is made a party to litigation begun by or against the Tenant, excepting a bona fide action by the Tenant against the Landlord, the Tenant will protect and hold the Landlord harmless and will pay all costs, expenses and reasonable legal fees incurred or paid by the Landlord in connection with the litigation.

12.09     Loss and Damage
          ---------------

          Unless caused by the negligence of the Landlord or another person for whose negligence the Landlord is responsible in law, the Landlord is not liable for the death of or injury to the Tenant or others on the Premises, or for the loss of or damage to property of the Tenant or others by theft or otherwise. Without limiting the generality of the foregoing, the Landlord is not liable for death, injury, loss or damage of or to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Premises or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or by other cause of any kind. The Landlord is not liable for death, injury, loss or damage caused by other tenants or occupants or other persons on the Premises or in any other part of the Building, resulting from construction, alteration or repair. The Tenant agrees that there is no promise, representation, or undertaking by or binding upon the Landlord with respect to alterations, remodelling or decoration of or installation of equipment or fixtures in the Premises except such, if any, as is expressly contained or referred to in this Lease, and that unless an express provision provides for completion of the alteration, remodelling, decoration of installation after the Tenant's taking occupancy of the Premises, the taking of occupancy, constitutes conclusive evidence as against the Tenant that the alterations, remodelling or decoration or installation of equipment of fixtures has been satisfactorily completed. All property of the Tenant kept or stored on the Premises will be kept or stored at the risk of the Tenant only and the Tenant will hold the Landlord harmless from all claims arising out of damage to it, including subrogation claims by the Tenant's insurers.

                                 ARTICLE XIII

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

13.01     Consent Required
          ----------------

          Except to an Eligible Corporation the Tenant will not, and will not permit a subtenant to assign this Lease in whole or in part, or sublet all or part of the Premises, or mortgage or encumber this Lease or the Premises or part thereof, and will not permit the occupation or use of all or any part thereof by others other than an Eligible Corporation, without the prior written consent of the Landlord in each case, which, consent, will not be withheld unreasonably except that it may be withheld in any event if the permitted use of the Premises stipulated in section 7.01 would be changed.

The consent by the Landlord to an assignment or subletting will not constitute a waiver of its consent to a subsequent assignment or subletting. This prohibition against assignment or subletting includes a prohibition against an assignment or subletting includes a prohibition against an assignment or subletting by operation of law. If this Lease is assigned, or if all or part of the Premises is sublet or occupied by anybody other than the Tenant, in any case without the consent of the Landlord when required, the

Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, sublease, occupancy or collection will be considered a waiver of this covenant, or the acceptance of the subtenant or occupant as Tenant. Despite an assignment the Tenant remains fully liable under this Lease. An assignment of this Lease if consented to by the Landlord will be prepared by the Landlord or its solicitors, and all reasonable legal costs of its preparation will be paid by the Tenant.

13.02     Financing by Tenant
          -------------------

Notwithstanding anything to the contrary contained in this Lease, the Landlord agrees that the Tenant may from time to time finance its business operations and in relation to such financing the Tenant may mortgage the Tenant's leasehold interest herein, and such mortgage may be registered against the Lease without the need for consent from the Landlord. The Landlord agrees that upon the request of the Tenant the Landlord will promptly provide any person (in this paragraph called the "Lender") proposing to take or having a charge against the Tenant's leasehold interest with confirmation as to the status of this Lease and the Tenant's compliance with its terms. Without limiting the Lender's rights in law or equity, the Landlord agrees that the Lender will receive the benefit of all notices and rights of the Tenant hereunder; that the Landlord will not terminate the Lease in the event of default by the Tenant without first giving the Lender a reasonable opportunity to cure the default and that the Lease will not be terminated thereafter so long as the Lender maintains the Lease in good standing; that the Landlord will not unreasonably withhold consent to the assignment of the Lease or subletting of the demised premises in whole or in part by the Lender to a third party in the event that the Lender realises on its security taken against the Lease; and that the Landlord will enter an agreement with the Lender upon the Lender's request in confirmation of these agreements; PROVIDED in all cases that all reasonable expense of the Landlord incurred in giving any confirmation, notice or agreement pursuant to this paragraph will be paid by the Tenant or Lender.

                                  ARTICLE XIV

                               CHANGE IN CONTROL
                               -----------------

14.01     Corporate Ownership
          -------------------

          If after the date of execution of this Lease shares not listed for sale on a recognized stock exchange in Canada either of the Tenant or of an Eligible Corporation which controls the Tenant are transferred by sale, assignment, bequest, inheritance, operation of law of other disposition, or issued by subscription or allotment, or cancelled or redeemed, so as to result in a change in the effective voting or other control of the Tenant or of an Eligible Corporation which controls the Tenant by the person or persons holding control on the date of execution of this Lease or on the date when the Tenant becomes a corporation, if later, or if other steps are taken to accomplish a change of the control, the Tenant promptly will notify the Landlord in writing of the change, which will be considered to be an assignment of this Lease to which sections 13.01, and apply: and whether or not the Tenant notifies the Landlord, the Landlord may terminate this Lease within sixty (60) days after the Landlord learns of the change unless the Landlord previously had consented to the change. The Tenant will make available to the Landlord or its lawful representatives all corporate books and records of the Tenant and of any Eligible Corporation which controls the Tenant for inspection at all reasonable times, to ascertain to the extent possible whether there has been a change in control.

                                  ARTICLE XV

                      WASTE AND GOVERNMENTAL REGULATIONS
                      ----------------------------------

15.01     Waste or Nuisance
          ------------------

          The Tenant will not commit or permit to be committed waste upon the Premises or a nuisance or other thing that may disturb the quiet enjoyment of any other tenant in the Building or of any person within five hundred (500) feet of a boundary of the Building whether or not the nuisance arises out of the use of the Premises by the Tenant for a purpose permitted by this Lease.

15.02     Governmental and Insurance Underwriters' Regulations
          ----------------------------------------------------

          The Tenant, at the Tenant's cost, will comply with the applicable requirements of all municipal, provincial, federal and other governmental authorities now in force or which may hereafter be in force pertaining to the Tenant's occupancy or use of the Premises and will observe any occupancy and use of the Premises all municipal by-laws and provincial and federal statutes and regulations now in force or which may hereafter be in force, and will comply with all regulations made by fire insurance underwriters. The Tenant grants the Landlord the right to enter the Premises at any time or times with as little interference as is reasonably possible with the conduct of the Tenant's business to enable the Landlord to comply with any municipal by-law or provincial statute now or in the future applicable to the Premises whether or not the application of the by-law or statute to the Premises results from an act or omission of the Landlord or another person for whose act or omission the Landlord is responsible.


                                  ARTICLE XVI

                       NOTIFICATION BY TENANT OF DAMAGE
                       --------------------------------

16.01     Notification by Tenant of Damages
          ---------------------------------

     Tenant will notify the Landlord immediately that the Tenant becomes aware of any fire or accident in the Premises or of any damage to or malfunctioning of the heating, electrical, plumbing, mechanical or ventilating system in the Building or any damage to the foundations, structure, roof, exterior walls or supporting walls of the Building.


                                 ARTICLE XVII

                        SIGNS, FIXTURES AND ALTERATIONS
                        -------------------------------

17.01     Installation and Changes by Tenant
          ----------------------------------

          All fixtures installed by the Tenant will be of first class quality. The Tenant will not make or cause to be made any change, decoration, addition or improvement or cut or drill into, nail or otherwise attach, secure or install any trade fixture, exterior sign, floor covering, interior or exterior lighting, or mechanical or electrical system or fixture, or plumbing fixture, shade or awning to any part of the Premises or to the exterior of the Premises including the store front or hang from or affix anything to the ceiling without first obtaining the Landlord's written approval. The Tenant will present to the Landlord plans and specifications for the work at the time approval is sought and the work will be done by contractors or other workers or tradesmen approved by the Landlord and in good and workmanlike manner with first class materials. The Tenant will not make any change to the structural elements of the Premises.

17.02     Removal of Installations and Restoration by Tenant
          --------------------------------------------------

          All alterations, decorations, additions and improvements made by the Tenant or made by the Landlord on the Tenant's behalf become on affixation the property of the Landlord. No alteration, decoration, addition or improvement will be removed from the Premises before the end of the Term without prior consent in writing from the Landlord. Upon termination of this Lease the alterations, decorations, additions and fixed improvements excepting Tenant's trade fixtures will remain in the property of the Landlord as part the reversion, but the Tenant will remove all or some of the alterations, decorations, additions and fixed improvements if and to the extent requested by the Landlord, and restore the Premises as provided in Section 9.02(b). Every installation, removal or restoration by the Tenant of its trade fixtures will be done at the sole expense of the Tenant and the Tenant promptly will make good or reimburse the Landlord the cost of making good all damage to structural elements relating to the Premises or to the heating, ventilating, air conditioning, plumbing, electrical or other mechanical systems in the Building caused thereby. Nothing herein prevents the Tenant from painting over, removing, or covering up its trademarks.

17.03     Not to Overload Floors
          ----------------------

          The Tenant will not bring upon the Premises any machinery, equipment or things that by reason of its weight, size or use in the opinion of the Architect might damage the Premises and will not at any time overload the floors of the Premises. If overloading occurs and damage ensues the Tenant forthwith will repair the damage or pay to the Landlord the cost of making it good.

17.04     Tenant Discharge All Liens
          --------------------------

          The Tenant promptly will pay all its contractors and materialmen and do all things necessary to minimize the possibility of a lien attaching to the Premises or to any other part of the Building and should a claim for

                                    -24a-

lien be registered, the Tenant will cause it to be discharged at the Tenant's expense within seven (7) days after it is brought to the attention of the Tenant.

17.05     Tenant's Signs, Awnings and Canopies
          ------------------------------------

          The Tenant will not place or permit to be placed or maintained on the roof or on any exterior or interior door, wall or window of the Premises any sign, awning, canopy, decoration, lettering, advertising matter or other thing of any kind and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises without first obtaining the Landlord's written consent, but this sentence has no application to signs, awnings, canopies, decorations, lettering, advertising matter or other things to be placed inside the Premises if of a reasonable standard of acceptability to the Landlord and not visible from outside the Premises.

                                 ARTICLE XVIII

                               DEFAULT OF TENANT
                               -----------------

18.01     Right to Re-enter
          -----------------

          If and whenever the rent hereby reserved or any part thereof shall not be paid on the day appointed for payment thereof, whether lawfully demanded or not, or in case of breach or non-observance or non-performance of any of the covenants, agreements, provisos and conditions on the part of the Tenant to be kept, observed or performed, or if re-entry is permitted under other terms of this Lease, the Landlord in addition to any other right or remedy it may have will have the right of immediate re-entry and may remove all persons and property from the Premises and the property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of the Tenant, all without service of notice for resort to legal process and without being considered guilty of trespass or becoming liable for loss or damage occasioned thereby.

18.02     Bankruptcy of Tenant
          --------------------

          If

     (a) any of the goods and chattels of the Tenant on the Premises at any time during the Term are seized or taken in execution or attachment by a creditor of the Tenant,

     (b) the Tenant or a guarantor or indemnifier of this Lease makes an assignment for the benefit of creditors or a bulk sale from the Premises other than a bulk sale to an assignee or sublessee pursuant to an assignment or sublease which under section 13.01 was consented to or did not require a consent,

     (c) a receiver-manager is appointed to control the conduct of the business on or from the Premises,

     (d) the Tenant becomes bankrupt or insolvent or takes the benefit of an Act now or hereafter in force for bankrupt or insolvent debtors,

     (e)  an order is made for the winding-up of the Tenant.

     (f) the Premises, without the written consent of the Landlord, become and remain vacant for a period of ten (10) days or are used by any other persons than those entitled to use them under the terms of this Lease,

     (g) the Tenant, without the written consent of the Landlord, abandons or attempts to abandon the Premises or sells or disposes of its goods or chattels or removes any of them from the Premises so that there would not in the event of abandonment, sale or disposal be sufficient goods on the Premises subject to distress to satisfy all rentals due or accruing due hereunder.

the then current month's rent and the next ensuing three (3) months' rent immediately will become due and payable as accelerated rent and the Landlord may re-enter and take possession of the Premises as though the Tenant or the servants of the Tenant or any other occupant of the Premises were holding over after the expiration of the Term and the Lease, at the option of the Landlord forthwith will become forfeited and determined. In every one of the cases above mentioned the accelerated rent may be recovered by the Landlord in the same manner as rent reserved and in arrears and the option will be considered to have been exercised if the Landlord or its agents notice to that effect to the Tenant.

18.03     Landlord may Perform Tenant's Obligations
          -----------------------------------------

          If the Tenant fails to perform an obligation of the Tenant under this Lease the Landlord may perform the obligation and for that purpose may enter upon the Premises on not less than five (5) days' prior notice to the Tenant or without notice in the case of an emergency and do such things upon or in respect of the Premises as the Landlord considers necessary. The Tenant will pay as additional rent all expenses incurred by or on behalf of the Landlord under this section upon presentation of a bill therefore. The Landlord will not be liable to the Tenant for loss or damage resulting from such action by the Landlord unless caused by the negligence of the Landlord or another person for whose negligence the Landlord is responsible in law.

18.04     Right to Relet
          --------------

          If the Landlord re-enters, as herein provided, it may either terminate this Lease or it may from time to time without terminating the Tenant's obligations under this Lease, make alterations and repairs considered by the Landlord necessary to facilitate a reletting, and relet the

Premises or any part thereof as agent of the Tenant for such term or terms and at such rental or rentals and upon such other terms and conditions as the Landlord in its reasonable discretion considers advisable. Upon each reletting all rent and other monies received by the Landlord from the reletting will be applied, first to the payment of indebtedness other than rent due hereunder from the Tenant to the Landlord, secondly to the payment of costs and expenses of the reletting including brokerage fees and solicitor's fees and cost of the alterations and repairs, and third to the payment of rent due and unpaid hereunder. The residue, if any, will be held by the Landlord and applied in payment of future rent as it becomes due and payable. If the rent received from the reletting during a month is less than the rent to be paid during that month by the Tenant, the Tenant will pay the deficiency to the Landlord. The deficiency will be calculated and paid monthly. No re-entry by the Landlord will be construed as an election on its part to terminate this lease unless a written notice of that intention is given to the Tenant. Despite a reletting without termination, the Landlord may elect at any time to terminate this Lease for a previous breach. If the Landlord terminates this Lease for any breach, in addition to other remedies it may recover from the Tenant all damages it incurs by reason of the breach including the cost of recovering the Premises, reasonable legal fees and the worth at the time of termination of the excess, if any, of the amount of rent and charges to rent reserved in this Lease for the remainder of the Term over then reasonable rental value of the Premises for the remainder of the Term, all of which amounts immediately will be due and payable by the Tenant to the Landlord. In any of the events referred to in Sections 18.01, 18.02 and 18.03, in addition to all other rights, including the rights referred to in this section and Section 18.01, the full amount of the current month's minimum rent, monthly contributions towards taxes, insurance premiums, the Tenant's proportionate Share of the Operating Costs and all other payments required to be made monthly and the next three (3) months minimum rent immediately will become due and payable, and the Landlord may immediately distrain for it, together with arrears then unpaid.

18.05     Legal Expenses
          --------------

          If the Landlord brings an action against the Tenant arising from an alleged breach of a covenant or condition in the Lease to be complied with by the Tenant and the court establishes that the Tenant is in breach of the covenant or condition, the Tenant will pay to Landlord all expenses incurred by the Landlord in the action including reasonable legal fees.

18.06     Interest on Overdue Monies
          --------------------------

          All overdue monies payable to the Landlord by the Tenant on any account whatsoever shall bear interest at the rate of ten (10%) per cent per annum.

18.07     Waiver of Distress
          ------------------

          The Tenant covenants with the Landlord that in consideration of the making of this Lease, none of the goods and chattels of the Tenant on the Premises is exempt from levy by distress for rent in arrears, and that upon a claim being made for exemption by the Tenant or on distress being made by the Landlord, this section may be pleaded as an estoppel against the Tenant in an action brought to test the right to levy upon goods named as exempted.


                                  ARTICLE XIX

                        REMEDIES OF LANDLORD AND WAIVER
                        -------------------------------

19.01     Remedies of Landlord Cumulative
          -------------------------------

          No exercise of a specific right or remedy by the Landlord or by the Tenant precludes it from or prejudices it in exercising another right or pursuing another remedy or maintaining an action to which it may otherwise be entitled either at law or in equity.

19.02     Waiver
          ------

          The waiver by the Landlord or the Tenant of a breach of a term, covenant or condition of this Lease will not be considered to be a waiver of a subsequent breach of the term, covenant or condition or another term, covenant or condition. The subsequent acceptance of rent by the Landlord will not be considered to be a waiver of a preceding breach by the Tenant of a term, covenant or condition of this Lease, regardless of the Landlord's knowledge of the preceding breach at the time of acceptance of the rent. No covenant, term or condition of this Lease will be considered to have been waived by the Landlord or by the Tenant unless the waiver is in writing signed by the Landlord or by the Tenant, as the case may be.

                                  ARTICLE XX

                              ACCESS BY LANDLORD
                              ------------------

20.01     Right of Entry
          --------------

          The Landlord and its agents may enter the Premises at all reasonable times to examine them and show them to a prospective purchaser, lessee or mortgagee. The Landlord may make alterations, additions and adjustments to and changes of location of the pipes, conduits, wiring, ducts and other installations of any kind in the Premises where necessary to serve another part of the Building, and the Landlord may take all material required therefor on to the Premises without constituting an eviction of the Tenant in whole or in part, and the rent reserved will not abate while the alterations, additions or changes of location are being made by reason of loss or interruption of the business of the Tenant, or otherwise, and the Landlord will not be liable for damage to property of the Tenant or of others located on the Premises as a result of an entry unless caused by the negligence of the Landlord or another person for whose negligence the Landlord is responsible in law. During the six (6) months prior to the expiration of the Term the Landlord may place upon the Premises the usual notice "For Rent" which the Tenant will permit to remain without interference. If the Tenant is not present to open and permit entry into the Premises when for proper reason entry is necessary or permissible, the Landlord or its agents may enter by a master key or way forcibly enter without rendering the Landlord or its agents liable therefor and without affecting the Lease. Nothing in this section, however, imposes upon the Landlord an obligation, responsibility or liability for the care, maintenance or repair of the Premises or any part thereof except as specifically provided in this Lease.

                                  ARTICLE XXI

                            ASSIGNMENT BY LANDLORD
                            ----------------------

21.01     Assignment
          ----------

          If the Landlord sells an interest in the Building or in this Lease, to the extent that the purchaser or assignee is responsible for compliance with the covenants and obligations of the Landlord hereunder, the Landlord without further written agreement will be relieved of liability under its covenants and obligations.

                                 ARTICLE XXII

                             RULES AND REGULATIONS
                             ---------------------

22.01     Landlord May Make
          -----------------

          The Landlord from time to time may establish, modify and enforce reasonable rules and regulations regarding the use and occupancy of the Premises set aside by the Landlord for leasing to tenants of the Building. All rules and regulations and modifications whether made under this section or section 8.02 become a part of this Lease and bind the Tenant. The Tenant will comply with the rules and regulations and modifications. Notice of the rules and regulations and modifications, if any, will be given to the Tenant by the Landlord. No rule or regulation or modification will contradict a provision of this Lease.

                                 ARTICLE XXIII

                     LANDLORD'S COVENANTS AND OBLIGATIONS
                     ------------------------------------

23.01     Taxes
          -----

          The Landlord will pay all real property taxes (including local improvement rates) that may be assessed by a lawful authority against the Building, _______________________, subject to sections 3.05 and 5.01.

23.02     Quiet Enjoyment
          ---------------

          Subject to the provisions of this Lease the Landlord covenants with the Tenant for quiet enjoyment.

                                 ARTICLE XXIV

                                  OVERHOLDING
                                  -----------

24.01     No Tacit Renewal
          ----------------

          If the Tenant remains in possession of the Premises after the end of the Term and without the execution and delivery of a new lease or a written renewal or extension of this Lease, there is no tacit or other renewal of this Lease, and the Tenant will be considered to be occupying the Premises as a Tenant from month to month at a monthly rental payable in advance on the first day of each month equal to the sum of:

     (a) One and a half times the monthly installment of fixed minimum rent payable for the last month of the Term, and

     (b) one-sixth (1/6th) of the percentage rent, if any, for the Lease Year immediately preceding the last Lease Year of this Lease, and

     (c) one-sixth (1/6th) of the amount of additional rent and charges payable by the Tenant for the year immediately preceding the last Lease Year of this Lease.

and otherwise upon the terms and conditions set forth in this Lease, so far as applicable.

                                  ARTICLE XXV

                                OPTION TO RENEW
                                ---------------

25.01     Option to Renew
          ---------------

          Provided that:

     (a) the Tenant pays the rental and other sums payable hereunder and performs each and every one of the covenants, provisos and agreements herein contained on the part of the Tenant to be paid and performed punctually and in accordance with the provisions of this Lease; and

     (b) the Tenant has not assigned this Lease or sublet or permitted a change in occupancy of the Premises unless specifically permitted or consent to under section 13.01; and

     (c) there has been no change in ownership of the majority of the capital stock of the Tenant unless specifically permitted or consented to under section 14.01

then the Tenant shall have the option of renewing this Lease by notice in writing given to the Landlord not later than six (6) months nor earlier than eight (8) months prior to the expiry of the Term for an additional term of ONE
(1) years on the same terms and conditions set forth in this Lease, save and except:


     (i) that any renewals of the Lease shall be limited to one (1) years each and shall limited to one (1) in number; and

     (ii) the minimum rental to be paid during the renewal term shall be $5,650.00 per month.


                           OBLIGATIONS OF INDEMNITOR
                           -------------------------

26.01 The Indemnitor, as a separate and distinct agreement and in consideration of the Landlord entering into this Lease with the Tenant and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), covenants and agrees with the Landlord as follows:

     (a)  this indemnity is absolute and unconditional;

     (b) the Tenant will duly keep, observe and perform all of its covenants and agreements under this Lease (including the payment of rent, additional rent and all other amounts from time to time payable under this Lease);

     (c) if any default is made by the Tenant under this Lease, the Indemnitor shall on demand of the Landlord forthwith remedy such default;

     (d) the Landlord shall not be bound or required to proceed against the Tenant or any other obligated person or to have recourse to or exhaust any security from time to time held by it for the performance of such covenants or agreements or to pursue any other remedy whatsoever which may be available to it, before proceeding against the Indemnitor.

     (e) the Indemnitor shall indemnify and save harmless the Landlord with respect to all loss, costs, expenses, claims, liabilities and damages that may be suffered or incurred by the Landlord by reason of or relating to, directly or indirectly, any default of the Tenant under this Lease;

     (f) the Indemnitor is jointly and severally bound with the Tenant to the Landlord to keep, observe and perform all covenants and agreements of the Tenant under this Lease and the Indemnitor expressly waives any benefits of division and discussion which it may have;

     (g) the obligations of the Indemnitor hereunder shall be in no way released, discharged, reduced or otherwise affected by;

          (i) modifications, releases or discharges granted to the Tenant in respect of its obligation to keep, observe and perform its covenants and agreements hereunder;

          (ii) any neglect, delay or forbearance of the Landlord in demanding, requiring or enforcing the keeping, observance or performance by the Tenant of any of its covenants or agreements under this Lease or by the Indemnitor of any of its obligations hereunder;

          (iii)  granting any extensions of time, waivers or indulgences;

          (iv) any assignment or subleasing by the Tenant or any trustee in bankruptcy, receiver or other successor or any consent of the Landlord to any assignment or subleasing;

          (v)    bankruptcy, insolvency or dissolution of the Tenant;

          (vi) any other event or occurrence which would have the effect at law of terminating or rendering unenforceable any covenants or agreements of the Tenant;

          (vii) any agreements or other dealings between the Landlord and the Tenant having the effect of amending or altering the Lease or the obligations of the Tenant hereunder:

         (viii) any want of notice by the Landlord to the Indemnitor of any default of the Tenant;

           (ix)   any re-entry into the Premises or termination of this Lease;
                  or

            (x) any other matter, thing, act or omission of the Landlord whatsoever;

     (h) the obligations of the Indemnitor hereunder shall extend to the Term and to any overholding by the Tenant thereafter and to any renewal or extension of the Term;

     (i) the Indemnitor will submit to the jurisdiction of the governing laws of this Lease in any action or proceeding brought by the Landlord to enforce its rights hereunder;

     (j) no proceeding hereunder and no recovery made as a result thereof will be a bar or defence to any further proceeding hereunder;

     (k) the Indemnitor waives any right to receive notice of any default of the Tenant; and

     (l)  the Indemnitor is bound by all the terms and provisions of the Lease.

                                 ARTICLE XXVII

                                 MISCELLANEOUS
                                 -------------

27.01     Accord and Satisfaction
          -----------------------

          No payment by the Tenant or receipt by the Landlord of a lesser amount than rent herein stipulated will be considered to be other than on account of the earliest stipulated rent, nor will an endorsement or statement on a cheque or in a letter accompanying a cheque or payment as rent be considered to be an accord or satisfaction, and the Landlord may accept a cheque or payment without prejudice to the Landlord's right to recover the balance of the rent or pursue any other remedy.

27.02     No Partnership
          --------------

          The Landlord does not in any way or for any purpose become a partner of or joint venturer or a member of a joint enterprise with the Tenant. The provisions of this Lease relating to percentage rent are solely to provide a method of computing rent and neither the method of computing rent nor any other provision of this Lease creates a relationship between the parties other than that of Landlord of Tenant.

27.03     Unavoidable Delay
          -----------------

          If there is an Unavoidable Delay in the performance of an act or compliance with a covenant or condition, performance or compliance during the period of the Unavoidable Delay will be excused and the period for the performance or compliance will be extended for a period equal to the period of the Unavoidable Delay.

27.04     Partial Invalidity
          ------------------

          If a term, covenant or condition of this Lease or the application thereof to any person or circumstances is held to any extent invalid or unenforceable, the remainder of this Lease or the application of the term, covenant or condition to persons or circumstances other than those as to which it is held invalid or enforceable will not be affected.

27.05     Joint and Several Liability
          ---------------------------

          If two or more individuals, corporations, partnerships or other business associations (or a combination of two or more) are the Tenant or the Indemnitor, the liability of each individual, corporation, partnership or other business association to pay rent and perform all other obligations hereunder is joint and several. If the Tenant or the Indemnitor is a partnership or other business association the members of which are by virtue of statute or general law subject to personal liability, the liability of each member is joint and several.

27.06     Registration
          ------------

          The Tenant may register this Lease and the Landlord shall be obligated to deliver this Lease in registrable form.

27.07     Notice
          ------

          A notice, demand, request, statement or other evidence required or permitted to be given under this Lease must be written and will be sufficiently given if mailed in

Canada by registered mail to the party to whom it is directed at its address as hereinbefore first set out or if delivered to such address

          A notice, demand, request, statement or other instrument mailed as aforesaid will be considered to have been given to the party to which it is addressed on the third business day following the date of mailing. In the event of interruptions in the normal postal service a notice will be deemed received when actually received by the party whom it is addressed.

          A party at any time may give notice to any other party of a change of its address, and after the giving of the notice the address therein specified will be considered be the address of the party which gave the notice.

27.08     Amendment in Writing
          --------------------

          No alteration, amendment, change or addition to is Lease will bind the Landlord or the Tenant unless in writing and signed by the parties hereto.

27.09     Successors and Assigns
          ----------------------

          This Lease binds and benefits the parties and their respective heirs, executors, administrators, successors and assigns. No rights, however, benefit an assignee of the Tenant unless the assignment was consented to by the Landlord pursuant to Section 13.01.

27.10     Security Deposit
          ----------------

          The Landlord acknowledges receipt of $1,900.00 to be held by the Landlord as a deposit without liability for the payment of interest thereon, as security for the payment of rent and performance of the Tenant's obligations under this Lease. If at any time Rent or any other amount payable by the Tenant is overdue and unpaid or the Tenant fails to perform any of its obligations under this Lease, the Landlord, either before or after terminating this Lease, may apply the whole or any part of the deposit to the payment of such Rent or to compensate the Landlord for any loss or expense incurred by the Landlord and such application will be without prejudice to the Landlord's right to pursue its remedies. If the whole or any part of the deposit is applied by the Landlord, the Tenant will pay to the Landlord forthwith a sufficient amount to restore the deposit to the amount specified above, and the Tenant's failure to do so within ten (10) days after demand will constitute a breach of this Lease. If the Tenant promptly pays all Rent as it falls due and performs all of its obligations under this Lease, the Landlord will repay the deposit or any balance held by the Landlord to the Tenant within thirty (30) days after termination of this Lease. The Landlord may deliver and assign the deposit to any purchaser of the Landlord's interest in the Premises and thereupon the Landlord will be discharged from any further liabilities with respect to such deposit.


IN WITNESS WHEREOF the parties have executed this lease the day and year first above written.


WESTERN IMMO HOLDINGS Inc.


per  [Name illegible]                                [Name illegible]
   -----------------------                           ------------------------
     Authorised signatory                            Witness


WESTBEACH SNOWBOARD
CANADA LTD.



per  [Name illegible]                                [Name illegible]
   -----------------------                           ------------------------
     Authorised Signatory                            Witness

                                  Schedule A

Schedule to a lease between WESTERN IMMO HOLDINGS LTD. and WESTBEACH SNOWBOARD CANADA LTD dated as of April 1, 1994.

                              DESCRIPTION OF LAND

LEGAL DESCRIPTION:  Lots 7 & 8, Block 248
                    District Lot 526, Plans 590 and 3863

CIVIC DESCRIPTION:  1766 West 4th Avenue, Vancouver, B.C.

                                END OF DOCUMENT

                                LAND TITLE ACT
FORM C
(section 219.9))

Province of British Columbia
GENERAL DOCUMENT                                                     Page 1 of 5

================================================================================
1.   APPLICATION:


________________________________________________________________________________
2.   PARCEL IDENTIFIER(S) AND LEGAL DESCRIPTION(S) OF LAND:

     P.I.D.                          LEGAL DESCRIPTION

  015-242-374                  Lot 7 except part in plan 3863 Block
                               248 DL 526 Plan 590
  015-242-391                  Lot 8 except part in plan 3863 Block
                               248 DL 526 Plan 590

________________________________________________________________________________
3.   NATURE OF INTEREST:        DOCUMENT REFERENCE           PERSON ENTITLED
       Description             (page and paragraph)            TO INTEREST

  Modification of Lease          Entire document                Transferee
    No. BH205406

________________________________________________________________________________
4.   TERMS:   (Part 2 of this instrument consists of (select one only):

     a)   Filed standard charge terms [_] DF No.
     b)   Express Charge Terms [X] Annexed as Part 2
     c)   Release [_] There is no Part 2 of this instrument

A selection of (a) includes any additional or modified terms referred to in Item 10 or in a schedule annexed to this mortgage.

________________________________________________________________________________
5.   TRANSFEROR(S)
     WESTERN IMMO HOLDINGS INC. (Incorp. No. 337343)
     --------------------------

________________________________________________________________________________
6. TRANSFEREE(S) (including occupation, postal address and postal code) WESTBEACH SNOWBOARD CANADA LTD., (Registration No. A-21970)
     -------------------------------
     1766 West 4th Avenue, Vancouver, B.C. V6J 1MI

________________________________________________________________________________

7.   ADDITIONAL OR MODIFIED TERMS:

     Nil

________________________________________________________________________________

8. EXECUTION(S): This instrument creates, assigns, modifies enlarges, discharges or governs the priority of the interest(s) described in item 3 and the Transferor(s) and every other signatory agree to be bound by this instrument, and acknowledge(s) receipt of a true copy of the filed standard charge terms, if any.

Officer(s) signature          Execution date      Party(ies) signature
                               Y    M    D        WESTERN IMMO HOLDINGS INC.
                             1997  10   17        by its authorised signatory


 /s/ Jamileh Yazdi                           /s/ Mark Abedi
---------------------------                  -----------------------------
     JAMILEH YAZDI                               MARK ABEDI
  Bassister & Solicitor
770- 1100 MELVILLE STREET
  VANCOUVER, B.C. V6E 4A6
Tel: 681-7109  Fax: 634-2626

As to the Signature-of
the Transferor

                                             WESTBEACH SNOWBOARD CANADA LTD.
                                             by its authorised
                                             signatures)


/s/ Jenny Bell                               /s/  Chip Wilson
--------------------------                   -----------------------------
Name     JENNY BELL                          Name   CHIP WILSON
Address  SECRETARY

                                             /s/  Scott Sybley
                                             ----------------------------
                                             Name   SCOTT SYBLEY

As to the signature of
the Transferor

OFFICER CERTIFICATION:
Your signature constitutes a representation that you are a solicitor, notary public or other person authorized by the Evidence Act R.S.B.C. 1979, c.116, to take affidavits for use in British Columbia and certifies the matters set out in
Part 5 of the Land Title Act as they pertain to the execution of this instrument.

                        "TERMS OF INSTRUMENT - PART 2"
                            MODIFICATION AGREEMENT


THIS MODIFICATION OF LEASE dated for reference and made as of July 1, 1997

BETWEEN:

          WESTERN IMMO HOLDINGS INC.
          --------------------------
          1967 West 1st Avenue
          Vancouver, B.C., V6J 1G7

          ("the Landlord")
AND:

          WESTBEACH SNOWBOARD CANADA INC.
          -------------------------------
          1766 West 4th Avenue
          Vancouver, B.C., V6J 1M1

          ("the Tenant")

WHEREAS:

A. By a lease ("the Lease") dated April 1, 1994 between the Landlord and the Tenant, which was registered in the Land Titles Office at New Westminster on June 1, 1994 under registration number BH205406, the Tenant leased certain premises ("the Premises") from the Landlord located at 1766 West 4th Avenue, Vancouver, B.C. more particularly described in Paragraph 2 of Form C hereof;

B. The Lease was for a term of 6 years, with an option to renew for an additional one (1) year;

C. The Landlord and Tenant wish to modify the Lease by extending the term of the Lease and increasing the renewal term pursuant to option to renew;

NOW THEREFORE in consideration of the premises, rents, covenants agreements and conditions contained herein, the parties agree as follows:

1. Paragraph 3.02 of the Lease is deleted and the following substituted therefor:

"3.02 The Term of this Lease is for 10 years commencing on the 1st day of April 1994 and terminating on the 31st day of March, 2005."

                                                                          4 of 5

2. Paragraph 3.02 of the Lease is deleted and the following substituted therefor:

"3.03 The Tenant shall pay to the Landlord, at the office of the Landlord or at such other place in Canada as the Landlord designates from time to time in writing, in lawful money of Canada and without deduction or set-off, on the first day of each month, monthly in advance, the following fixed minimum rent:

April 1, 1994 to March 31, 1996 - $4,166.00 each consecutive month April 1, 1996 to March 31, 1997 - $4,666.00 each consecutive month April 1, 1997 to March 31, 1999 - $6,001.00 each consecutive month April 1, 1999 to March 31, 2000 - $6,301.00 each consecutive month April 1, 2000 to March 31, 2001 - $6,616.00 each consecutive month April 1, 2001 to March 31, 2002 - $6,947.00 each consecutive month April 1, 2002 to March 31, 2003 - $7,294.00 each consecutive month April 1, 2003 to March 31, 2004 - $7,659.00 each consecutive month April 1, 2004 to March 31, 2005 - $8,042.00 each consecutive month

3. Paragraph 25.01 of the Lease is deleted and the following substituted therefor:

25.01     Option to Renew
          ---------------

          Provided that:

     (a) the Tenant pays the rental and other sums payable hereunder and performs each and every one of the covenants, provisos and agreements herein contained on the part of the Tenant to be paid and performed punctually and in accordance with the provisions of this Lease; and

     (b) the Tenant has not assigned this Leased or sublet or permitted a change in occupancy of the Premises unless specifically permitted or consented to under section 13.01; and

     (c) there has been no change in ownership of the majority of the capital stock of the Tenant unless specifically permitted or consented to under section 14.01;

then the Tenant shall have the option of renewing this Lease by notice in writing given to the Landlord not later than six (6) months nor earlier than eight (8) months prior to the expiry of the Term for an additional term of FIVE
(5) years on the same terms and conditions set forth in this Lease, save and except:

     (i) there shall be no further right of renewal, unless agreed to by the Landlord; and

                                                                          5 of 5

     (ii) the minimum rental to be paid during the renewal term shall not be less than the minimum rent paid during the last twelve (12) month period of the preceding term and shall be settled by agreement between the Landlord and the Tenant, or if they fail to agree within three (3) months prior to the expiration of the existing Term, then the minimum rental shall be the then fair market rental value for space of comparable size, quality and location to that of the Premises, with particular regard to its actual use, an not its zoned use, as determined by an arbitrator appointed under the Commercial Arbitration Act, S.B.C 1986 (as such legislation may be amended from time to time), whose decision shall be final an binding upon the Landlord and Tenant. The cost of such arbitration shall be borne by the Landlord and Tenant equally.

4. Except as hereby expressly amended, the Lease are hereby ratified and confirmed by the parties.

                                END OF DOCUMENT